March 17, 1997





VIA CMRRR NO. P 115 327 043

Mr. Peter S. Daley
15925 Berlin Turnpike
Purcellville, Virginia  22132

         Re:      Toucan Gold Corporation (the "Company")

Dear John:

         Enclosed herewith are the Warrant Agreement and Warrant Certificate, which have been executed by the Company, that replace the Starlight Acquisition Warrants. The material terms of the replacement warrant are identical to the Starlight Acquisition Warrants.

         Please do not hesitate to call me if you have any questions concerning the foregoing.

                                                              Very truly yours,


                                                              /s/Mark D. Wigder
                                                              -----------------
                                                              Mark D. Wigder



MDW:sam
enclosures

CORPDAL:63158.1  29976-00001

                                WARRANT AGREEMENT


         This WARRANT AGREEMENT (the "Agreement"), dated as of July 29, 1996 (the "Effective Date"), is made by and between Toucan Gold Corporation, a Delaware corporation (the "Company"), and Peter S. Daley (the "Warrantholder").

         The Company is the successor to Starlight Acquisitions, Inc., a Colorado corporation ("Starlight"), pursuant to the reincorporation of Starlight into the Company on the Effective Date (the "Reincorporation"). This Agreement is being entered into pursuant to the terms of that certain Warrant Agreement, dated May 10, 1996, by and between Starlight and each of Jay Lutsky, John B. Marvin, R. Haydn Silleck and Peter S. Daley (the "Prior Warrant Agreement"), which is being reissued in the form hereof as a result of the Reincorporation. The Prior Warrant Agreement was issued in connection with the Share Exchange
Agreement, dated as of May 10, 1996, by and between Starlight and the shareholders of Toucan Mining Limited.

         The Company hereby agrees to issue to the Warrantholder, the warrants hereinafter described (the "Warrants") to purchase an aggregate of 25,000 shares (the "Warrant Shares") (subject to adjustment pursuant to SECTION 8 hereof) of the Company's common stock, par value $0.01 per share (the "Common Shares"), at an Exercise Price determined in accordance with SECTION 7 hereunder.

         In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder, the Company and the Warrantholder, for value received, hereby agree as follows:

         SECTION 1.  FORM OF WARRANT CERTIFICATES; TRANSFERABILITY OF WARRANTS.

         1.1 FORM OF WARRANT CERTIFICATE. The Warrants shall be evidenced by a certificate substantially as set forth in EXHIBIT A attached hereto (a "Warrant Certificate"). The Warrant Certificate shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer or a Vice President. A Warrant Certificate bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant or did not hold such office on the date of this Agreement. Each Warrant Certificate shall be numbered and registered on the books of the Company when it is issued, and shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

         1.2 TRANSFER. The Warrant Certificate shall be transferable only on the books of the Company maintained at its principal office at 8201 Preston Road, Suit 600, Dallas, Texas 75225, or wherever its principal executive offices may then be located upon delivery thereof duly endorsed by the Warrantholder or its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver a new Warrant Certificate to the person entitled

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thereto.  All  transfers  shall be made subject to the  provisions of SECTION 13 hereof. In the event the Warrants or any portion thereof are transferred, the subsequent holder thereof shall have no greater rights than those afforded the Warrantholder hereunder.

         1.3 DIVISION OF WARRANTS. Subject to all federal and state securities laws, a Warrant Certificate may be divided or combined, upon request to the Company by the Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Warrant Shares. Unless the context indicates otherwise, the term "Warrantholder" shall include any transferee or transferees of the Warrants pursuant to this SUBSECTION 1.3, and the term "Warrants" shall include any and all Warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to this Agreement.

         SECTION 2. LEGEND ON WARRANT SHARES. Each certificate for Warrant Shares initially issued upon exercise of the Warrant, unless at the time of exercise such Warrant Shares are registered under the Securities Act of 1933, as amended (the "Securities Act"), shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, and may not be sold. exchanged, hypothecated or transferred in any manner in the absence of such registration or an exemption therefrom. The shares are subject to the terms of a certain Warrant Agreement, dated July 29, 1996, pursuant to which they were issued."

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act of the Warrant Shares represented thereby) shall also bear the above legend unless, in the opinion of counsel satisfactory to the Company, the securities represented thereby need no longer be subject to such restrictions.

         SECTION 3. TERM OF WARRANTS. Subject to the terms of this Agreement, the Warrantholder shall have the right, at any time during the period commencing at 9:00 a.m., Dallas, Texas time, on May 10, 1996, and ending at 5:00 p.m., Dallas, Texas time, on the later of (i) the eighteenth month anniversary of May 10, 1996, or (ii) the sixth month anniversary of the closing of the first registration of the offering of the Company's securities pursuant to SECTION 10 hereof (the "Termination Date"), to purchase from the Company up to the number of fully paid and nonassessable Warrant Shares that the Warrantholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office, of the certificate evidencing the Warrants to be exercised, duly completed and signed, and upon payment to the Company of the Exercise Price (as defined in and determined in accordance with the provisions of SECTIONS 7 AND 8 hereof), for the number of Warrant Shares in respect of which such Warrants are then exercised, but in no event for less than 25 Warrant Shares, unless the Warrant entitled the Warrantholder on exercise to less than 25 Warrant Shares, in which event the Warrant can be exercised for such lesser number of Warrant Shares.

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         SECTION 4. EXERCISE.  Payment of the aggregate  Exercise Price shall be made in cash or by check. Upon surrender of the Warrant Certificates and payment of such Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrantholder and in such name or names as the Warrantholder may designate a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of the Warrants, together with cash, as provided in SECTION 9 hereof, in respect of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of the Warrant Certificate and the payment of the Exercise Price, as aforesaid, notwithstanding that the certificates representing the Warrant Shares shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Warrants shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part and, in the event that a certificate evidencing the Warrants is exercised in respect of less than all of the Warrant Shares specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining Warrants will be issued by the Company.

         SECTION 5. MUTILATED OR MISSING WARRANT CERTIFICATES. In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, a new Warrant Certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrants and a bond of indemnity, if requested, also satisfactory in form and amount, at the applicant's cost. Applicants for such substitute Warrant Certificate shall also comply with such other reasonable requirements and pay such other reasonable charges as the Company may prescribe.

         SECTION 6. RESERVATION OF WARRANT SHARES. There has been reserved, and the Company shall at all times keep reserved so long as all or any portion of the Warrants remains outstanding, out of its authorized Common Shares, such number of Warrant Shares as shall be subject to purchase under such portion of the Warrant that remains outstanding.

         SECTION 7. EXERCISE PRICE. The price per Share (the "Exercise Price") at which Warrant Shares shall be purchasable upon the exercise of the Warrant shall be $4.00. The Exercise Price as determined hereunder shall be subject to further adjustment pursuant to Section 8 hereof.

         SECTION 8.  ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.

         8.1 GENERAL. The number of Warrant Shares purchasable upon the exercise of the Warrants and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (A) In case the Company shall (i) pay a dividend in Common Shares or make a distribution in Common Shares, (ii) subdivide its outstanding Common Shares, (iii) combine its outstanding Common Shares into a smaller number of Common Shares

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



         (by way of a reverse stock split or otherwise) or (iv) issue by reclassification of its Common Shares other securities of the Company, the number of Warrant Shares purchasable upon exercise of the Warrants immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company that it would have owned or would have been entitled to receive after the happening of any of the events described above, had the Warrants been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this SUBSECTION 8.1(A) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (B) In case the Company shall issue rights, options, warrants or convertible securities to all or substantially all of the holders of its Common Shares, without any charge to such holders, entitling them to subscribe for or purchase Common Shares at a price per share that is lower at the record date mentioned below than the Exercise Price, the number of Warrant Shares thereafter purchasable upon the exercise of the Warrants shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of the Warrants by a fraction, of which the numerator shall be the number of Common Shares outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of additional Common Shares offered for subscription or purchase, and of which the denominator shall be the number of Common Shares outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of Common Shares that the aggregate offering price of the total number of Common Shares offered would purchase at the Exercise Price. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately and retroactively after the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible securities.

                  (C) In case the Company shall distribute to all or substantially all of the holders of its Common Shares evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings) or issue, to all or substantially all of such holders, without any charge to such holders, rights, options, warrants or convertible securities containing the right to subscribe for or purchase Common Shares (excluding those referred to in PARAGRAPH (B) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of the Warrants shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of the Warrants by a fraction, of which the numerator shall be the Exercise Price on the date of such distribution, and of which the denominator shall be the Exercise Price on such date minus the then fair value of the portion of the assets or evidences of indebtedness so distributed or of such rights, options, warrants or convertible securities applicable to one share. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.


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                  (D) No adjustment in the number of Warrant Shares  purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent in the aggregate number of Warrant Shares then purchasable upon the exercise of the Warrants or, if the Warrants are not then exercisable, the number of Warrant Shares purchasable upon the exercise of the Warrants on the first date thereafter that the Warrants become exercisable; provided however, that any adjustments that by reason of this SUBSECTION 8.1(D) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

                  (E) Whenever the number of Warrant Shares purchasable upon the exercise of the Warrants is adjusted as herein provided in this SUBSECTION 8.1, the Exercise Price payable upon exercise of the Warrants shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

                  (F) Whenever the number of Warrant Shares purchasable upon the exercise of the Warrants or the Exercise Price is adjusted as herein provided in this SUBSECTION 8.1, the Company shall cause to be promptly mailed to the Warrantholder in accordance with the provisions or
         SECTION 12 hereof, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of the Warrants and the Exercise Price after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                  (G) For the purpose of this SUBSECTION 8.1, the term "Common Shares" shall mean (i) the class of shares designated as the Common Shares of the Company at the date of this Agreement or (ii) any other class of shares resulting from successive changes or reclassifications of such Common Shares including changes in par value, or from par value to no par value, or from no par value to par value, in the event that at any time, as a result of an adjustment made pursuant to this SECTION 8, the Warrantholder shall become entitled to purchase any shares of the Company other than Common Shares, thereafter the number of such other shares so purchasable upon exercise of the Warrants and the Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of this SECTION 8.

                  (H) Upon the expiration of any rights, options, warrants or conversion privileges referred to in this SECTION 8, if such shall not have been exercised, the number of Warrant Shares purchasable upon exercise of the Warrants and the Exercise Price, to the extent the Warrants have not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the fact that the only Common Shares so issued were the Common Shares, if any,

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



         actually issued or sold upon the exercise of such privileges, options, warrants or conversion rights and (B) the fact that such Common Shares, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion rights whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or convertible rights.

         8.2 NO ADJUSTMENT OF DIVIDENDS. Except as provided in SUBSECTION 8.1, no adjustment in respect of dividends shall be made during the term of the Warrants or upon the exercise thereof.

         8.3 PRESERVATION OF PURCHASE RIGHTS UPON RECLASSIFICATION, CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another person of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchaser, as the case may be, shall execute with the Warrantholder an agreement that the Warrantholder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of the Warrants the kind and amount of shares and other securities and property that the Warrantholder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the warrants been exercised immediately prior to such action. In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, in which the Company is the surviving corporation, the right to purchase Warrant Shares under the Warrants shall terminate on the date of such merger and thereupon the Warrants shall become null and void but only if the controlling corporation shall agree to substitute for the Warrants other warrants that entitle the holders thereof to purchase, upon exercise thereof, the kind and amount of shares and other securities and property that the Warrantholder would have owned or had been entitled to receive had the Warrants been exercised immediately prior to such merger. The adjustments required by this SUBSECTION 8.3 shall be effected in a manner that shall be as nearly equivalent as may be practicable to the adjustments provided for elsewhere in this SECTION 8. The provisions of this SUBSECTION 8.3 shall similarly apply to successive consolidations, mergers, sales or conveyances.

         8.4 STATEMENT ON WARRANT CERTIFICATE. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, the Warrant Certificate or certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

         SECTION 9. FRACTIONAL SHARES. The Company shall not be required to issue fractional Warrant Shares on the exercise of the Warrants. If any fraction of a Warrant Share would, except for the provisions of this SECTION 9, be issuable on the exercise of the Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the then Current Market Price

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



multiplied by such fraction. For purposes of this Agreement, the term "Current Market Price" shall mean (i) if the Common Shares are traded in the over-the-counter market and not in the NASDAQ Market System (National Market or SmallCap) or on any national securities exchange, the average mean between the per share closing bid and asked prices of the Common Shares on the 30 consecutive trading days immediately preceding the date in question, as reported by NASDAQ Market System or an equivalent generally accepted reporting service, or (ii) if the Common Shares are traded in the NASDAQ Market System (National Market or SmallCap) or on a national securities exchange, the average for the 30 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Shares in the NASDAQ Market System (National Market or SmallCap) or on the principal securities exchange on which they are listed, as the case may be. The closing price referred to in clause
(ii) above shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in the NASDAQ Market System (National Market or SmallCap) or on the principal securities exchange on which the Common Shares are then listed.

         SECTION 10.  REGISTRATION RIGHTS

         10.1 PIGGYBACK REGISTRATION. If the Company shall at any time propose, on or after May 10, 1996, the registration under the Securities Act of an offering of its equity securities, the Company shall give written notice of its intention as promptly as practicable of such proposed registration to each and every Warrantholder or holder of Warrant Shares. The Company shall use its best efforts to cause the registration (and the offering if requested by the Warrantholder) of the Warrant Shares owned by the Warrantholder as the Warrantholder shall request (within 10 days after the receipt of notice) to be included, upon the same terms (including the method of distribution), in any such offering; provided, however, that:

          (A) the Company shall not be required to give notice or include such Warrant Shares in any such registration if the proposed registration is (A) a registration of a stock option or compensation plan or of securities issued or issuable pursuant to any such plan or (B) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with another corporation;

          (B) the Company may, without the consent of the Warrantholder, withdraw such registration statement and abandon the proposed offering in which the Warrantholder had requested to participate; and

          (C) the registration rights set forth in this Section 10.1 shall be applicable to all Warrant Shares owned by the Warrantholder.

         10.2 TERMS AND CONDITIONS. The registration rights of the Warrantholder pursuant to this SECTION 10 are subject to the following terms and conditions:

                  (A) The Warrantholder shall provide the Company with such information with respect to the Warrant Shares to be sold, the plans for the proposed disposition thereof and

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         such other  information  as shall,  in the  opinion of counsel  for the
         Company, be necessary to enable the Company to include in such registration statement all material facts required to be disclosed with respect to the Warrantholder.

                  (B) All expenses incurred by the Company in connection with any registration requested under this Section will be paid by the Company. Such expenses include, but are not limited to, printing expenses (including for such number of registration statements, prospectuses and other filed material as the Warrantholder shall reasonably request), "blue sky" fees and expenses and fees and disbursements of counsel and accountants for the Company, except that in any such requested registration, the Warrantholder shall pay the fees and disbursements of its counsel and any underwriting discounts and commissions with respect to such Warrantholder's Warrant Shares.

                  (C) The Company will take all necessary action that may be required in qualifying or registering the Warrant Shares included in a registration statement, for offering and sale under the securities or blue sky laws of such states as are requested by the Warrantholder of such securities.

         10.3 UNDERWRITING. The Warrantholder and the Company each agree in connection with any registration of Warrant Shares contemplated by this section:

          (I) to enter into an appropriate underwriting agreement containing terms and provisions (including reasonable provisions as to indemnification) customary in such agreements. The Warrantholder shall indemnify the Company and the underwriters as to information provided pursuant to SECTION 10.2, the Company shall indemnify the Warrantholder as to information contained in the registration statement, and the underwriters shall indemnify the Company and the Warrantholder as to information provided by such underwriters;

          (II) to permit the Company, in its sole discretion, to select the managing underwriter(s) for any registration under SECTION 10.1;

          (III) to provide the Warrantholder and its representatives with reasonable opportunity for due diligence, if any; and

          (IV) notwithstanding the foregoing, if the offering of the Company's securities pursuant to such registration statement is to be made by or through underwriters, the Company shall not be required to include Warrant Shares therein if and to the extent that the underwriter managing the offering reasonably believes in good faith that such inclusion would materially adversely affect such offering. The number of Common Shares to be included in the registration shall be reduced as follows: the number of Common Shares held by Warrantholder and by other shareholders pursuant to other piggyback registration rights ("Additional Holders") shall be reduced pro rata among the Warrantholder(s) and the Additional Holder(s) in accordance with the number of Common Shares entitled to be registered pursuant to piggyback registration rights by such Warrantholder(s) and Additional Holder(s).

CORPDAL:61596.2  29976-00001
                                                         8

         11. NO RIGHTS AS SHAREHOLDER; NOTICES TO WARRANTHOLDER. Nothing contained in this Agreement or in the Warrant Certificate shall be construed as conferring upon the Warrantholder, or its transferees, any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter. If, however, at any time prior to the expiration of the Warrants and prior to the exercise thereof, any of the following events shall occur:

          (A) any action that would  require an  adjustment  pursuant to SECTION
     8.1 OR 8.3; or

          (B) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of its property, assets and business as an entirety) shall be proposed;

then in any one or more of said events, the Company shall give notice in writing of such event to the Warrantholder as provided in SECTION 12 hereof at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to any relevant dividend, distribution, subscription rights or other rights or for the determination of shareholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

         SECTION 12. NOTICES. Any notice pursuant to this Agreement by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given if delivered by hand or if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

          (A) If to the Warrantholder - to the address as set forth on the signature page hereof.

          (B) If to the Company - to the address first set forth above;

or to such other address as any such party may designate by notice to the other party. Notices shall be deemed given at the time they are delivered personally or three days after they are mailed in the manner set forth above.

         SECTION 13. ASSIGNMENT. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. This Agreement cannot be assigned, amended or modified by the parties hereto, except by written agreement executed by the parties; provided, however, that upon 10 days' prior written notice to the Company, the Warrantholder may assign this Agreement and its rights and obligations hereunder to any person or entity, without the consent of the Company, provided, that the transferee agrees to be bound by the terms of this Agreement as if such transferee were a Warrantholder and, provided further, that the assignment is made pursuant to a valid exemption from registration

CORPDAL:61596.2  29976-00001
                                                         9
under the Securities Act. If requested by the Company, the Warrantholder shall have furnished to the Company an opinion of counsel reasonably satisfactory to the Company to such effect.

          SECTION  14.   COUNTERPARTS.   This   Agreement  may  be  executed  in
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          SECTION 15. HEADINGS. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          SECTION 16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and to be performed entirely within such state, without regard to its principles of conflicts of laws.

          SECTION 17. SEVERABILITY. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

CORPDAL:61596.2  29976-00001
                                                        10

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, on the day and year first above written.

TOUCAN GOLD CORPORATION



By:/s/Oliver Lennox-King
   ---------------------
Name:Oliver Lennox-King
Title:President and CEO

WARRANTHOLDER:


/s/Peter S. Daley
-----------------                       Address:   15925 Berlin Turnpike
Peter S. Daley                                     Purcellville, Virginia  22132

CORPDAL:61596.2  29976-00001
                                                        11

                                    EXHIBIT A

                               WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACT, AND MAY NOT BE PLEDGED, HYPOTHECATED, TRANSFERRED, OFFERED FOR SALE OR SOLD EXCEPT IN ACCORDANCE WITH SUCH ACTS AND THE RULES AND REGULATIONS THEREUNDER.

                              TO PURCHASE SHARES OF
                             TOUCAN GOLD CORPORATION

         THIS CERTIFIES THAT for value received, Peter S. Daley ("Holder"), is the holder of Warrants to purchase from Toucan Gold Corporation, a Delaware corporation ("Toucan"), at such time as provided in the Warrant Agreement (as hereinafter defined), 25,000 fully paid and nonassessable shares of the Common Stock, $.01 par value ("Shares"), of Toucan, at the purchase price and subject to the adjustments provided in the Warrant Agreement (the "Exercise Price") upon presentation and surrender of this Warrant Certificate. As provided in the Warrant Agreement, the Shares that may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to Holder a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Shares issuable upon exercise of this Warrant.

         This Warrant Certificate is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of a Warrant Agreement, dated as of July 29, 1996 (the "Warrant Agreement"), between Toucan and Holder, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitation of rights, obligations, duties and immunities hereunder of Toucan and Holder. Copies of the Warrant Agreement are on file at the principal office of Toucan.

         Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock of Toucan that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon Holder, as such, any of the rights of a shareholder of Toucan or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or, to receive rights or otherwise, until the Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.


CORPDAL:61596.2  29976-00001

         IN WITNESS WHEREOF, Toucan has caused this Warrant Certificate to be duly executed as of the date first written above.

                                          TOUCAN GOLD CORPORATION



                                          By:
                                          Print Name:
                                          Title:

CORPDAL:61596.2  29976-00001

                               WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACT, AND MAY NOT BE PLEDGED, HYPOTHECATED, TRANSFERRED, OFFERED FOR SALE OR SOLD EXCEPT IN ACCORDANCE WITH SUCH ACTS AND THE RULES AND REGULATIONS THEREUNDER.

                              TO PURCHASE SHARES OF
                             TOUCAN GOLD CORPORATION

         THIS CERTIFIES THAT for value received, Peter S. Daley ("Holder"), is the holder of Warrants to purchase from Toucan Gold Corporation, a Delaware corporation ("Toucan"), at such time as provided in the Warrant Agreement (as hereinafter defined), 25,000 fully paid and nonassessable shares of the Common Stock, $.01 par value ("Shares"), of Toucan, at the purchase price and subject to the adjustments provided in the Warrant Agreement (the "Exercise Price") upon presentation and surrender of this Warrant Certificate. As provided in the Warrant Agreement, the Shares that may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to Holder a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Shares issuable upon exercise of this Warrant.

         This Warrant Certificate is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of a Warrant Agreement, dated as of July 29, 1996 (the "Warrant Agreement"), between Toucan and Holder, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitation of rights, obligations, duties and immunities hereunder of Toucan and Holder. Copies of the Warrant Agreement are on file at the principal office of Toucan.

         Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock of Toucan that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon Holder, as such, any of the rights of a shareholder of Toucan or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or, to receive rights or otherwise, until the Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

         IN WITNESS WHEREOF, Toucan has caused this Warrant Certificate to be duly executed as of the date first written above.

CORPDAL:61596.2  29976-00001

                                               TOUCAN GOLD CORPORATION



                                               By:
                                               Print Name:
                                               Title:

CORPDAL:61596.2  29976-00001